                     AMENDMENT TO AGREEMENT OF SALE (O&O)
                     ------------------------------

          This Amendment (this "Amendment"), to that certain Agreement of Sale, by and between the parties hereto, dated as of February __, 2000 (the "Agreement"), is made as of this ___ day of December 2000, by and between the Beasley Broadcasting of New Jersey, Inc., a Delaware corporation (the "Seller"), and Beasley Family Towers, Inc., a Delaware corporation (the "Buyer").

                                  WITNESSETH:

          WHEREAS, Seller and Buyer entered into the Agreement whereby Buyer purchased from Seller two (2) communications tower facilities used in the operation of radio broadcast station WTMR-AM (each a "Tower" and collectively the "Towers," one of such Towers used exclusively for broadcast during daytime hours and called therein the "Daytime Tower"), and certain personal property belonging to Seller and associated with the Towers;

          WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects to clarify the nature of the assets sold pursuant to the Agreement;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller, intending to be legally bound hereby, agree as follows:

          1. The first sentence of Section 5(d) of the Agreement is amended and restated as follows:

              Buyer and Seller acknowledge that the Daytime Tower is occupied, or will be occupied, by a tenant pursuant to that certain Sale and Lease Agreement, dated June 29, 1981 by and between Family Stations, Inc. ("Family"), and Roberts Broadcasting Company ("RBC"), as amended by that certain Amendment to Sale and Lease Agreement, dated as of October 1, 1986, by and between Family and RBC, such amendment extending the term of the Sale and Lease Agreement to June 28, 2080 and terminating Family's obligation for the rest of the term to make lease payments for Family's space on the Daytime Tower (such agreement and amendment collectively called herein the "RBC Lease"), such RBC Lease: (i) leasing to Family certain space on the Daytime Tower and certain real property within the Tower Site, and (ii) assigning to Gore-Overgaard Broadcasting, Inc. ("Gore"), all of RBC's right and interest to and in the RBC Lease, such rights subsequently assigned to Seller pursuant to that certain Assignment and Assumption Agreement, dated December 1, 1998, by and between Gore and Seller.

          2. Except as expressly provided herein, the Agreement shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement.

          3. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          4. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW JERSEY.

                           [Signature page follows]

          IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              SELLER:

                              BEASLEY BROADCASTING OF NEW JERSEY, INC.

                              By:  _________________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer

                              BUYER:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  _________________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of February __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley Broadcasting of New Jersey, Inc., a Delaware corporation (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor two (2) communications tower facilities used in the operation of radio broadcast station WTMR-AM (each a "Tower" and collectively the "Towers," one of such Towers used exclusively for broadcast during daytime hours and called therein the "Daytime Tower"), for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the Towers obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          5.  The first recital is amended and restated as follows:

          WHEREAS, Lessor owns two (2) communications towers described on Exhibit attached hereto (each a "Tower" and collectively the "Towers," one of such Towers used exclusively for broadcast during daytime hours and called herein the "Daytime Tower"), together with other improvements on a certain tract of real estate located in Camden, New Jersey and described in Exhibit B attached hereto (hereinafter referred to as the "Tower Site"; the term "Tower Site" shall also include any appurtenant easements or improvements on such land, including, without limitation, any buildings or other structures, but not including that certain studio building owned by Lessor on such land);

          6.  Section 2.01(a) of the Lease is hereby amended and restated:

          (a) The Towers, for the purposes of the broadcast transmission of WTMR-AM, Camden, New Jersey ("WTMR"), provided that the lease of the Daytime Tower is subject to the lease of certain tower space to Family Stations, Inc. ("Family"), pursuant to that certain Sale and Lease Agreement, dated June 29, 1981, by and between Family and Roberts Broadcasting Company ("RBC"), as amended by that certain Amendment to Sale and Lease Agreement, dated as of October 1, 1986, by and between Family and RBC, such amendment extending the term of the Sale and Lease Agreement to June 28, 2080 and terminating Family's obligation for the rest of the term to make lease payments for Family's space on the Daytime Tower (such agreement and amendment collectively called herein the "RBC Lease"), such RBC Lease: (i) leasing to Family certain space on the Daytime Tower and certain in real property within the Tower Site and (ii) assigning to Gore-Overgaard Broadcasting, Inc. ("Gore"), all of

RBC's right and interest to and in the RBC Lease, such rights subsequently assigned to Lessee pursuant to that certain Assignment and Assumption Agreement, dated December 1, 1998, by and between Gore and Lessee;

          7. The second sentence of Section 13.01 of the Lease is hereby deleted.

          8. The last sentence of Section 14.01 of the Lease is hereby deleted.

          9. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          10. The first sentence under the heading "WTMR-AM" in Exhibit B is hereby amended and restated to read:

          That certain tract of land (exclusive of the studio building used for the broadcast operation of WTMR-AM thereon) more particularly described as follows:

          11. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          12. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          13. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW JERSEY.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  __________________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

                              LESSEE:

                              BEASLEY BROADCASTING OF NEW JERSEY, INC.

                              By:  __________________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer